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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 21, 2003


Commission file number 1-12434


                          M/I SCHOTTENSTEIN HOMES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                   Ohio                       31-1210837
          (State of Incorporation) (I.R.S. Employer Identification No.)

          3 Easton Oval, Suite 500, Columbus, Ohio          43219
          ----------------------------------------          -----
        (Address of Principal Executive Offices)          (Zip Code)

                                 (614) 418-8000
                                 --------------
                               (Telephone Number)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits

       99.1 Press release dated April 21, 2003


Item 9.  Regulation FD Disclosure (under Item 12)


On April 21, 2003, M/I Schottenstein Homes, Inc. issued a press release reporting record earnings for the three months ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in
Exhibit 99.1 is being furnished, not filed, under Item 12 in this Report on Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has only caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2003            M/I Schottenstein Homes, Inc.


                                By: /s/ Phillip G. Creek
                                    --------------------------------------
                                    Phillip G. Creek
                                    Senior Vice President, Treasurer,
                                    Chief Financial Officer, Director
                                    (Principal Financial and Accounting Officer)


Index to Exhibits

    99.1    Press release dated April 21, 2003